February 2009
February 2009
Corporate Presentation

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. You can identify these forward-looking statements by terminology such as “will”,
“expects”, “anticipates”, “estimates”, “plans”, “future”, “intends”, “believes” and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the
Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.
Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.
We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.
Safe Harbor Statement
Safe Harbor Statement

OTCBB Symbol:
CVVT.OB
Share Price (08/22/08):
$1.791
Market Cap*:
$111.54 Million
Total Shares Outstanding (2/11/09):
 62.382
Projected Revenues (2008E)
$70.6 Million
Projected Net Income (2008E)
$12.8 Million
Projected Revenues (2009E)
$135.6 Million
Make Good Net Income (2009E)
$23.0 Million
Projected Revenues (2010E)
$184.9 Million
Make Good Net Income (2010E)
$31.0Million
P/E 09 (make good EPS):
 4.85x
P/E 10 (make good EPS):
 3.58x
Fiscal Year End:
December 31
China Valves Technology, Inc. is a leading developer, manufacturer and distributor of high quality industrial metal valves in the People’s Republic of China
Equity Snapshot
Equity Snapshot
1 Transaction price of August 2008 $30M PIPE *Market Cap refers to the share price of PIPE in Aug 2008
2 Proposed 1 for 2 reverse stock split to reduce share count to 31.19M shares

CHINA VALVES TECHNOLOGY, INC.

# Investment Highlights

- Largest pure-play valve manufacturer in China
- Accelerating revenue growth driven by strong Chinese government infrastructure investments
- Fragmented industry ready for consolidation
- Market leading technology for sophisticated applications
- Leading brand drives repeat business
- Strong growth in revenues and profitability with stable margins
- CEO Mr. Fang is the President of the 4,000 members China Valve industry Association

Revenue ($ million)
CAGR:
56.02%
20.0
25.5
37.0
70.6
135.6
184.9
2005
2006
2007
2008 E
2009 E
2010 E

Net Income ($ million)
CAGR:
52.98%
3.7
4.7
7.1
12.8
23
31
2005
2006
2007
2008 E
2009 E
2010 E

CHINA VALVES TECHNOLOGY, INC.

- Headquartered in Kaifeng, Henan Province
- 74 acres of production facilities
- 1,002 employees including 114 technicians and researchers
- Comprehensive product line producing 700 models with 10,000 specifications
- 11 active patents for processes and products
- Collaborative research and development partnerships with institutes and trade organizations
- Experienced management team with knowledge and vision

China Valves Technology, Inc.
China Valves Technology, Inc.
China Valves Technology, Inc. is a leading developer, manufacturer and distributor of high quality industrial metal valves in the People’s Republic of China
Multi Function Check Valve

CHINA VALVES TECHNOLOGY, INC.

**1959**

Kaifeng High Pressure Valve Corporation (KF) was founded as a manufacturer that researches, develops, molds, forges, casts, assembles, tests and distributes metal valve products

**2001**

Zheng Zhou City Zhengdie Valves Co. (ZD) was founded in 2001, focuses on research, development and manufacturing metal valve products

**Sept 2007**

China Valves Holding, Ltd acquires 100% of equity of KF and ZD

**Dec 2007**

China Valves Holding, Ltd, the holding company for KF and ZD, and Intercontinental Resources, Inc. formed China Valves Technology, Inc. through a share exchange

**Aug 2008**

The Company completes a Private Placement financing for $30 million that will be used for acquisitions, facility renovation and expansion, and working capital

Corporate History

CHINA VALVES TECHNOLOGY, INC.

China's Valve Industry
($ billion)
CAGR: 30%
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
5.36
7.25
9.43
12.25
2006
2007
2008
2009

▪ China’s valve industry is forecasted to grow from $7.25 billion in 2007 to $12.25 billion in 2009 at a CAGR of 30%
▪ China’s rapid urbanization and industrialization are driving overall domestic demand
▪ Rebuilding the infrastructure in earthquake affected areas in Sichuan province supports demand
▪ China’s recent $586 billion (RMB 4 trillion) stimulus plan targets large infrastructure projects, which supports strong growth in the valve industry
Growing Domestic Market
Growing Domestic Market

China Valve’s Market Share
China Valve’s Market Share
Source: P.R.C. General Machinery Industry Association, Valve Sector
China Valve’s
Market Share by
Industry
- Provincial capital cities water supply market: 41%
- Thermal power high parameter market: 35%
- Thermal power industry: 8%
Leader in
Niche
Markets
Two-way Metal Sealing Butterfly Valves, used to control
municipal water and sewage flow, have an 86.0% share
of the domestic market
High Temperature High Pressure Power Station Gate
Valves, have an 82% share of the domestic market

▪ Direct sales model - 70% of revenue
 generated through seven regional sales
 offices
▪ Long time repeat customers - account for
 60% to 70% of current sales
▪ Over 400 clients - in the water, thermal and
 nuclear power, chemical and oil, metallurgy
 and other industries, with majority located in
 the southeastern coastal region of China
▪ Exports - about 10% of current sales
 contributed from Europe and rest of Asia
▪ Comprehensive product lines and
 manufacturing capabilities - particularly
 appealing to customers
UAL-Wafer Hardsealing Butterfly Valve
Extensive and Established
Customer Relationships
Extensive and Established
Customer Relationships

CHINA VALVES TECHNOLOGY, INC.

# Manufacturing costs are 30% to 40% lower compared to foreign competition

| |
|---|
| Low labor costs |
| Long standing relationships with suppliers assure price and quality stability |
| Low domestic shipping costs |
| Lower repair and maintenance costs than for imported products |
| Lower marketing costs due to direct selling in China |

# State of the art research, development, and manufacturing

150
42

Competitive Advantages
Competitive Advantages
Famous
Brands
“KF开阀” - No.1 brand in China valve industry (50 years history), awarded the “Most Competitive Brand” by China’s Ministry of
Commerce
“ZD郑蝶” - Recognized as a “Famous Brand” in China

CHINA VALVES TECHNOLOGY, INC.

河南省科学技术进步奖
证 书

科学技术成果证书

经审查核实“1000MW超超临界火电机组用高压WB36整体锻钢闸阀”被确认为河南省科学技术成果，特发此证。

科学技术成果证书

经审查核实“1000MW超超临界火电机组用高温高压F92整体锻钢闸阀”被确认为河南省科学技术成果，特发此证。

History of Innovation
History of Innovation
First to Market with New Technology
The first manufacturer of main steam gate valves for 300MW power station in China and water supply gate valves for 600MW power station in China
The sole designer and manufacturer in China of valves which are used for ultra supercritical units of 1000MW power station.
The first manufacturer of high pressure large diameter oil pipeline valves in China.
The first domestic manufactured 2500Lb high pressure gate valves for hydrogenation in chemical lines, which substitute for imported products from overseas
The first domestic manufactured high pressure large diameter gate valves for coal chemical industry, which substitute for imported products from overseas
The sole manufacturer of whole series of blowtorch valves, water pressure testing valves, steam controlling valves for high parameter power station, and bypass valves for high pressure heater.
The only company in China in possession of the world class
technology integrated integral foundry DN3600 Metal Sealing
Butterfly Valves and Communication Pressure Regular Valves Two-
way

CHINA VALVES TECHNOLOGY, INC.

理事长单位

最具市场竞争力品牌
BRAND CHINA

证 书
中国著名品牌

Industry Affiliations
Associate board chairman of P.R.C. General Mechanical Committee
Board chairman of China Valves Industry association
Leading Industry Position
Leading Industry Position
Key Supplier to China’s Valve Industry
Member of Level one supplier network of China Oil Group
Member of Level one supplier of Sinopec Group
Level one supplier for water companies in major cities including
Shanghai, Guangzhou, Shenzhen, Dalian, Beijing, etc.
The sole supplier for connected pipe pressure controlled valve for
Shanghai Turbine Co., Ltd.
The first supplier in China for high pressure large diameter oil pipeline valve
The qualified supplier for DaYawan and Qinshan Nuclear Power
Station

Aggressive Growth
Organic Growth
 ▪ Leverage brand recognition to capture additional domestic market share
 ▪ Increase market penetration through seven sales offices
 ▪ Optimize product mix with higher margin products
 ▪ Eventually increase international sales
Utilizing R&D to develop higher end/higher margin products
 • Replacing imports and increasing competitiveness in international markets
 • Developing new products aimed at new business segments
 • Construction of a new 13,200 m2 facility will expand production capacity and allow for new products
Acquisition strategy
 • Consolidation in a highly fragmented market of over 4,000 firms
 • Seeking targets in high end markets that will add new products and expand distribution channels

Management Team
Management Team
Mr. Fang Si Ping, President, CEO, Board Chairman and Secretary - Mr. Fang established
Zheng Zhou City Zhengdie Valves Co. in 2001 and was its President and CEO. In early 2004, he acquired and became the President and CEO of the stated-owned enterprise, Henan
Kaifeng High Pressure Valves Company Limited. He has over 20 years of experience in the valve industry. Chairman of the P.R.C. General Machinery Industry Association, Valve Sector.
Mr. Tang Ren Rui, Interim Chief Financial Officer - Between 1994 and 2004, Mr. Tang was
the manager of the finance department at Zhengzhou City Zhengdie Valve Co., Ltd. From 2004
to the present, Mr. Tang has been the financial director of Henan Kaifeng High Pressure Co,
LTD. His major duties include managing accounting and financing activities, supervising financial analysis, capital allocation, internal control and auditing.
Mr. Fang Bin Jie, Chief Operating Officer - From September 1995 through January 2005, Mr.
Fang was head of operations and the human resources department of Zhengzhou City
Zhengdie Valve Co., Ltd. From January 2005 to the present, Mr. Fang has been the General
Manager of Zhengdie Valve Co., Ltd. He became the Company’s Chief Operating Officer in
January, 2008.

Financials

CHINA VALVES TECHNOLOGY, INC.

($ million)
YoY Growth: 77.6%
CAGR: 36.0%
YoY Growth: 237.9%
20.0
25.5
37.0
26.0
46.2
6.3
21.4
2005
2006
2007
9M2007
9M2008
3Q2007
3Q2008

Revenue
Revenue

CHINA VALVES TECHNOLOGY, INC.

($ millions)

CAGR: 35.3%
YoY Growth: 77.8%
YoY Growth: 212.2%
41.0%
43.1%
40.5%
40.0%
40.0%
43.2%
39.9%
8.2
11.0
15.0
10.4
18.5
2.7
8.6
2005
2006
2007
9M2007
9M2008
3Q2007
3Q2008

Gross Profit and Gross Margin
Gross Profit and Gross Margin

CHINA VALVES TECHNOLOGY, INC.

($ millions)
CAGR: 38.5%
YoY Growth: 55.9%
YoY Growth: 224.7%
18.5%
3.7
2005
18.4%
4.7
2006
19.2%
7.1
2007
19.9%
5.2
9M2007
17.5%
8.1
9M2008
22.5%
1.4
3Q2007
21.6%
4.6
3Q2008

Net Income and Net Margin
Net Income and Net Margin

CHINA VALVES TECHNOLOGY, INC.

| (USD millions) | 2006 | 2007 | 9 Mnth 2007 | 9 Mnth 2008 |
|---|---|---|---|---|
| Sales | $ 25.5 | $ 37.0 | $ 26.0 | $ 46.2 |
| Cost of Goods Sold | 14.5 | 22.0 | 15.6 | 27.7 |
| Gross Profit | 11.0 | 15.0 | 10.4 | 18.5 |
| Gross Margin | 43.1% | 40.5% | 40.0% | 40.0% |
| Total Operating Expenses | 4.5 | 6.3 | 4.3 | 8.1 |
| Income from Operations | 6.5 | 8.6 | 6.1 | 10.4 |
| Total Other Expenses (Income) | 0.7 | 0.2 | 0.0 | (0.5) |
| Income Before Taxes | 5.8 | 8.5 | 6.0 | 10.9 |
| Income Tax Expense | 1.2 | 1.3 | 0.8 | 2.8 |
| Net Income | $ 4.7 | $ 7.1 | $ 5.2 | $ 8.1 |
| Net Profit Margin | 18.4% | 19.2% | 20.0% | 17.5% |

Make Good Provisions

| | 2008 | 2009 | 2010 |
|---|---|---|---|
| After Tax Net Income | $ 10,500,000 | $ 23,000,000 | $ 31,000,000 |
| Fully Diluted EPS | | $ 0.369 | $ 0.497 |

Income Statement Highlights
Income Statement Highlights

CHINA VALVES TECHNOLOGY, INC.

| (USD millions $) | Year Ended December 31, 2006 | 2007 | September 30, 2008 |
|---|---|---|---|
| Cash and Cash Equivalents | $ 5.6 | $ 2.8 | $ 27.9 |
| Accounts Receivable | 9.2 | 16.8 | 24.4 |
| Inventories | 14.7 | 10.5 | 10.1 |
| Total Current Assets | 33.7 | 35.8 | 70.9 |
| Total Assets | 57.5 | 64.8 | 106.6 |
| Accounts Payable - Trade | 8.8 | 6.5 | 6.8 |
| Total Current Liabilities | 30.1 | 26.5 | 31.2 |
| Total Long Term Liabilities | - | 1.1 | - |
| Total Shareholders' Equity | 26.9 | 37.2 | 75.4 |
| Total Liabilities and Shareholders' Equity | 57.5 | 64.8 | 106.6 |

Balance Sheet Highlights
Balance Sheet Highlights

CHINA VALVES TECHNOLOGY, INC.

| | Ticker | Price (2/10/09) | Market Cap ($M) | EPS FY08 | EPS FY09 | EPS Growth | P/E FY08 | P/E FY09 | Gross Margin (ttm) | Net Margin (ttm) |
|---|---|---|---|---|---|---|---|---|---|---|
| **China Valves** | **CVVT** | **$1.79** | **$111.6** | **$0.27** | **$0.37** | **36.7%** | **6.6x** | **4.8x** | **40.3%** | **17.5%** |
| Flowserve | FLS | $53.72 | $3,037.4 | $7.56 | $7.51 | -0.6% | 7.1x | 7.2x | 34.8% | 9.6% |
| Gorman Rupp Co. | GRC | $26.35 | $440.2 | $1.75 | $1.67 | -4.6% | 15.1x | 15.8x | 23.7% | 8.6% |
| Graco, Inc. | GGG | $21.28 | $1,266.4 | $2.07 | $1.38 | -33.3% | 10.3x | 15.4x | 52.9% | 14.8% |
| Crane Co. | CR | $18.71 | $1,119.4 | $2.93 | $2.28 | -22.2% | 6.4x | 8.2x | 33.0% | 5.2% |
| CIRCOR International, | CIR | $21.88 | $369.7 | $3.91 | $2.87 | -26.6% | 5.6x | 7.6x | 31.6% | 8.0% |
| Flow International* | FLOW | $1.49 | $56.1 | $0.42 | $0.19 | -54.8% | 3.5x | 7.8x | 43.0% | 8.6% |
| Industry Average | | | | | | | 8.0x | 10.3x | 36.5% | 9.1% |

** FLOW FYE April (EPS Calendarized per Thomson one)*

*Source: Bloomberg*

| Domestic Competitors | |
|---|---|
| **Hubei Hongcheng General Machinery Co., Ltd** | **Its products include butterfly valves, ball valves, gate valves, flow regulating valves, exhaust valves and other kinds of valves** |
| **Suzhou Valve Co. Ltd.** | **Its products include gate valves, globe valves, check valves, plug valves, butterfly valves, diaphragm valves, control valves, insulation valves, valves for high- temperature and high-pressure power stations, vacuum valves, and other kinds of valves** |
| **Dalian DV Valve Co., Ltd** | **Its products include forged and cast steel valves, such as globe valves, gate valves, check valves, nuclear valves (in the reactor), ball valves and other kinds of valves** |

Peer Valuation
Peer Valuation

▪ Largest non-State Owned Enterprise valve manufacturer in China
▪ Leading brand drives repeat business
▪ Stable margins with strong and consistent profitability
▪ Accelerating revenue growth driven by infrastructure investment
▪ Market leading technology for sophisticated applications
▪ Number one Industry position in China
▪ Experienced management team with knowledge and vision
▪ Planning acquisitions in a highly fragmented industry
Investment Summary
Investment Summary
Invest In China Valve Industry
Flagship

China Valves Technology, Inc.
Ray Chen, VP of Investor Relations
Tel: +1-650-281-8375
Tel: +86-139-2527-9478
E-mail: ir@cvalve.com
Website: http://www.cvalve.com
CCG Investor Relations
Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
New York Office: 646 213-1915
Fax: 310 651-9658
E-Mail: crocker.coulson@ccgir.com
Website: http://www.ccgir.com
Legal Counsel
Pillsbury Winthrop Shaw Pittman LLP
Washington D.C.
Auditor
Moore Stephens Wurth Frazer
and Torbet, LLP
Walnut, California
Contacts
Contacts